Employee Benefits Expense	12 Months Ended
Dec. 31, 2022
Classes of employee benefits expense [abstract]
Employee Benefits Expense

13. Employee benefits expense

Employee benefits expense are detailed as follows:

	For the year ended December 31,
	2022	2021	2020
	(EUR thousand)
Included in Cost of sales:
Wages and salaries	154,852	134,619	123,773
Social security costs	30,721	25,610	22,720
Pension costs	5,970	4,917	4,260
Share-based payment expense	287	—	—
Included in Selling and Marketing expenses:
Wages and salaries	13,978	12,716	11,522
Social security costs	1,606	1,531	1,278
Pension costs	433	403	363
Share-based payment expense	1,024	—	—
Included in General and Administrative expenses:
Wages and salaries	22,272	26,106	17,313
Social security costs	3,612	3,589	2,900
Pension costs	510	545	545
Cash settled awards	—	(10,831)	2,394
Share-based payment expense	5,991	1,740	—
Included in Research and Development expenses:
Wages and salaries	12,463	9,089	6,327
Social security costs	1,496	1,270	857
Pension costs	358	331	232
Share-based payment expense	800	—	—
Total employee benefits expense	256,373	211,635	194,484

For the year ended December 31, 2022 personnel costs amount to EUR 256,373 thousand (respectively EUR 211,635 thousand in 2021 and EUR 194,484 thousand in 2020).

For the year ended December 31, 2022 personnel costs increased by EUR 44,738 thousand compared to the year ended December 31, 2021. The increase in personnel costs included in Cost of Sales is driven by the increase in personnel to support the growth of the business, annual merit increases, inflationary adjustments and legislative provisions.

The increase in personnel costs included in Research and Development is mainly due to the increase in personnel and time spent on R&D activities to maintain and accelerate the Group market-leading position.

The increase in General and Administrative personnel expenses for the year ended December 31, 2022 is mainly due to the cost accrued under new stock grant plan 2021-2027, as amended in 2022, and the increase in personnel costs linked to the structuring of Americas Region. The change is further explained considering that the year ended December 31, 2021 was positively affected by a non-recurring accrual reversal of EUR (9,884) thousand related to cash settled awards under incentive plans 2012-2021 and 2018-2022 (which were terminated early in favor of the new stock grant plan 2021-2027) which was only partially offset by a non-recurring out of cycle bonus to personnel amounting to EUR 6,526 thousand.

For further details on "SG Restricted Stock Grant Plan 2021-2027" please refer to Note 30.

For the year ended December 31, 2021 personnel costs increase by EUR 17,151 thousand compared to the year ended December 31, 2020 and are mainly included in Cost of Sales as a consequence of the new hires to support business growth. Personnel costs increase also in Research and Development due to the significant increase in total number of headcounts and related seniority and geographical allocation of new hires needed to support the new organizational structure of the area. The change in personnel costs included in General and Administrative expenses is mainly due to the non-recurring out of cycle bonus to personnel amounting to EUR 6,526 thousand which partially off-set the above mentioned cash settled award release. For the year ended December 31, 2020 the expenses related to cash settled awards amounted to EUR 2,394 thousand, mainly included into the General and Administrative line item.

The average size of the Group's workforce during the year is as follows:

	For the year ended December 31,
	2022	2021	2020
Executives	57	51	42
Managers	137	126	113
Employees	4,781	4,284	3,889
Total Workforce	4,975	4,461	4,044